DELAWARE POOLED TRUST

The Core Plus Fixed Income Portfolio
The High-Yield Bond Portfolio

Supplement to the Portfolios' Statement of Additional Information
dated February 28, 2007

(each, a "Portfolio" and collectively, the "Portfolios")

Effective August 16, 2007, Kevin P. Loome has been added as a portfolio manager to the Portfolios.

The following information supplements the section entitled "Management of the Trust - Officers and Trustees" in the Portfolios' Statement of Additional Information.

The following is additional information regarding investment professionals affiliated with the Trust(s):
Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) for the Past 5 Years
Kevin P. Loome, CFA 2005 Market Street Philadelphia, PA 19103 October 19, 1967	Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments	Less than 1 year

Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments - Delaware Investments
(2007 - Present)

Mr. Loome has served in various capacities at different times at T. Rowe Price

The following information supplements the section entitled "Portfolio Managers - Other Accounts Managed - The Manager" in the Portfolios' Statement of Additional Information.

Mr. Loome is responsible for the following accounts. The assets listed below are as of July 16, 2007:
	Number of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Kevin P. Loome, CFA
Registered Investment Companies	19	$9.5 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$959.9 million	0	$0

This Supplement is dated August 31, 2007.